                                                                      EX-99.d.12

                                              FORM OF AMENDMENT #2 TO SCHEDULE A


PORTFOLIOS OF BRINSON RELATIONSHIP FUNDS

         Brinson High Yield Fund
         Brinson Defensive High Yield Fund
         Brinson Securitized Mortgage Fund
         DSI Enhanced S&P 500 Fund

This Amendment has been agreed to as of this 28th day of August, 2001 by the undersigned.

         BRINSON RELATIONSHIP FUNDS

                  By:
                         ----------------------------
                         Brian M. Storms

                         Title: President
                                ----------------------

         BRINSON PARTNERS, INC.

                  By:
                         ----------------------------
                         [Name]

                         Title:
                               ----------------------

         BRINSON PARTNERS, INC.

                  By:
                         ----------------------------
                         [Name]

                         Title:
                               ----------------------